SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 14, 2002

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

      1-9466                                              13-3216325
(Commission File Number)                       (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (212) 526-7000


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Item 7.     Financial Statements and Exhibits

            (c)      Exhibits

                     99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (included herewith)

                     99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (included herewith)


Item 9.           Regulation FD Disclosure

                  On August 14, 2002, the certifications attached as Exhibits
                  99.1 and 99.2 hereto were delivered to the Securities and Exchange Commission pursuant to its order dated June 27, 2002 requiring such certifications from the chief executive officer and chief financial officer of approximately 947 U.S. publicly-traded corporations.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEHMAN BROTHERS HOLDINGS INC.
                                            (Registrant)



Date:    August 14, 2002                    By:  /s/ Oliver Budde
                                                -------------------
                                                 Oliver Budde
                                                 Vice President

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                                  EXHIBIT INDEX



Exhibit No.       Exhibit

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (included herewith)

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (included herewith)




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